                              AMEREN CORPORATION
                              ------------------
                            PRO FORMA BALANCE SHEET
                            -----------------------
                               SEPTEMBER 30, 1997
                               ------------------
                                  (UNAUDITED)
                             (Thousands of Dollars)

ASSETS                                                                            Financing
------                                                                            Pro Forma            Pro Forma
                                                                  As Reported    Adjustments            Balance
Property and plant, at original cost:
   Electric                                                       $11,487,890    $        -           $11,487,890
   Gas                                                                442,537                             442,537
   Other                                                               35,960                              35,960
                                                                  -----------     ----------          -----------
                                                                   11,966,387                          11,966,387
   Less accumulated depreciation and amortization                   5,228,270                           5,228,270
                                                                  -----------     ----------          -----------
                                                                    6,738,117                           6,738,117
Construction work in progress:
   Nuclear fuel in process                                            108,882                             108,882
   Other                                                              128,861                             128,861
                                                                  -----------     ----------          -----------
         Total property and plant, net                              6,975,860                           6,975,860
                                                                  -----------     ----------          -----------
Investments and other assets:
   Investments                                                        116,008                             116,008
   Nuclear decommissioning trust fund                                 119,333                             119,333
   Other                                                               61,307                              61,307
                                                                  -----------     ----------          -----------
         Total investments and other assets                           296,648                             296,648
                                                                  -----------     ----------          -----------
Current assets:
   Cash and cash equivalents                                           58,092      2,174,642  (a)(b)    2,232,734
   Accounts receivable - trade                                        312,228                             312,228
   Unbilled revenue                                                    84,142                              84,142
   Other accounts and notes receivable                                 62,098                              62,098
   Materials and supplies, at average cost -
      Fossil fuel                                                      92,374                              92,374
      Other                                                           137,608                             137,608
   Other                                                               35,240                              35,240
                                                                  -----------     ----------          -----------
         Total current assets                                         781,782      2,174,642            2,956,424
                                                                  -----------     ----------          -----------
Regulatory assets:
   Deferred income taxes                                              695,782                             695,782
   Other                                                              295,770                             295,770
                                                                  -----------     ----------          -----------
         Total regulatory assets                                      991,552                             991,552
                                                                  -----------     ----------          -----------
Total Assets                                                      $ 9,045,842     $2,174,642          $11,220,484
                                                                  ===========     ==========          ===========

CAPITAL AND LIABILITIES
-----------------------
Capitalization:
   Common stock                                                   $     1,372     $      150  (a)     $     1,522
   Other paid-in capital, principally premium on
     common stock                                                   1,582,938        572,850  (a)       2,155,788
   Retained earnings                                                1,523,429                           1,523,429
                                                                  -----------    -----------          -----------
         Total common stockholders' equity                          3,107,739        573,000            3,680,739
   Preferred stock not subject to mandatory redemption                235,197                             235,197
   Long-term debt                                                   2,492,741
                                                                  -----------    -----------          -----------
         Total capitalization                                       5,835,677        573,000            6,408,677
                                                                  -----------    -----------          -----------
Minority interest in consolidated subsidiary                            3,534                               3,534
Current liabilities:
   Current maturity of long-term debt                                  43,193                              43,193
   Short-term debt                                                     43,358      1,601,642  (b)       1,645,000
   Accounts and wages payable                                         184,248                             184,248
   Accumulated deferred income taxes                                   35,160                              35,160
   Taxes accrued                                                      249,822                             249,822
   Other                                                              180,373                             180,373
                                                                  -----------    -----------          -----------
         Total current liabilities                                    736,154      1,601,642            2,337,796
                                                                  -----------    -----------          -----------

Accumulated deferred income taxes                                   1,635,289                           1,635,289
Accumulated deferred investment tax credits                           202,099                             202,099
Regulatory liability                                                  285,612                             285,612
Other deferred credits and liabilities                                347,477                             347,477
                                                                  -----------     ----------          -----------
Total Capital and Liabilities                                     $ 9,045,842     $2,174,642          $11,220,484
                                                                  ===========     ==========          ===========

See Notes to Pro forma Financial Statements.

                               AMEREN CORPORATION
                               ------------------
                         PRO FORMA STATEMENT OF INCOME
                         -----------------------------
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                     --------------------------------------
                                  (UNAUDITED)
          (Thousands of Dollars, Except Shares and Per Share Amounts)


                                                                                  Financing
                                                                                  Pro Forma           Pro Forma
                                                                 As Reported     Adjustments           Balance

OPERATING REVENUES:
   Electric                                                     $  2,424,692     $        -         $  2,424,692
   Gas                                                               167,899                             167,899
   Other                                                               9,771                               9,771
                                                                ------------     -----------        ------------
      Total operating revenues                                     2,599,362                           2,599,362

OPERATING EXPENSES:
   Operations
      Fuel and purchased power                                       638,297                             638,297
      Gas costs                                                      106,909                             106,909
      Other                                                          434,067                             434,067
                                                                ------------     -----------        ------------
                                                                   1,179,273                           1,179,273
   Maintenance                                                       219,795                             219,795
   Depreciation and amortization                                     263,608                             263,608
   Income taxes                                                      227,735                             227,735
   Other taxes                                                       211,905                             211,905
                                                                ------------     -----------        ------------
      Total operating expenses                                     2,102,316                           2,102,316

OPERATING INCOME                                                     497,046                             497,046

OTHER INCOME AND DEDUCTIONS:
   Allowance for equity funds used during
      construction                                                     3,395                               3,395
   Miscellaneous, net                                                (15,141)                            (15,141)
                                                                ------------     -----------        ------------
      Total other income and deductions, net                         (11,746)                            (11,746)
                                                                ------------     -----------        ------------

INCOME BEFORE INTEREST CHARGES                                       485,300                             485,300
AND PREFERRED DIVIDENDS

INTEREST CHARGES AND PREFERRED DIVIDENDS:
   Interest                                                          141,262          88,255   (b)       229,517
   Allowance for borrowed funds used during construction              (5,443)                             (5,443)
   Preferred dividends of subsidiaries                                 9,395                               9,395
                                                                ------------     -----------        ------------
      Net interest charges and preferred dividends                   145,214          88,255             233,469

NET INCOME                                                      $    340,086     $   (88,255)       $    251,831
                                                                ============     ===========        ============

EARNINGS PER SHARE OF COMMON STOCK
   (BASED ON AVERAGE SHARES OUTSTANDING)                        $       2.48     $      (.35)       $       1.89
                                                                ============     ===========        ============

AVERAGE COMMON SHARES OUTSTANDING                                137,215,462      15,000,000         152,215,462
                                                                ============     ===========        ============

See Notes to Pro forma Financial Statements.

                            UNION ELECTRIC COMPANY
                            ----------------------
                            PRO FORMA BALANCE SHEET
                            -----------------------
                              SEPTEMBER 30, 1997
                              ------------------
                                  (UNAUDITED)
                                  -
                     (Thousands of Dollars, Except Shares)

ASSETS
------                                                                            Financing
                                                                                  Pro Forma         Pro Forma
                                                                  As Reported    Adjustments         Balance
Property and plant, at original cost:
  Electric                                                         $8,818,445    $     -           $8,818,445
  Gas                                                                 194,454                         194,454
  Other                                                                35,960                          35,960
                                                                   ----------    -----------       ----------
                                                                    9,048,859                       9,048,859
  Less accumulated depreciation and amortization                    3,829,996                       3,829,996
                                                                   ----------    -----------       ----------
                                                                    5,218,863                       5,218,863
Construction work in progress:
  Nuclear fuel in process                                             108,882                         108,882
  Other                                                                68,232                          68,232
                                                                   ----------    -----------       ----------
     Total property and plant, net                                  5,395,977                       5,395,977
                                                                   ----------    -----------       ----------
Investments and other assets:
  Investments                                                               -                               -
  Nuclear decommissioning trust fund                                  119,333                         119,333
  Other                                                                37,003                          37,003
                                                                   ----------    -----------       ----------
     Total investments and other assets                               156,336                         156,336
                                                                   ----------    -----------       ----------
Current assets:
  Cash and cash equivalents                                            27,657        993,000  (c)   1,020,657
  Accounts receivable - trade                                         242,756                         242,756
  Unbilled revenue                                                     61,011                          61,011
  Other accounts and notes receivable                                  38,661                          38,661
  Materials and supplies, at average cost-
     Fossil fuel                                                       52,741                          52,741
     Other                                                             97,346                          97,346
  Other                                                                11,830                          11,830
                                                                   ----------    -----------       ----------
     Total current assets                                             532,002        993,000        1,525,002
                                                                   ----------    -----------       ----------
Regulatory assets:
  Deferred income taxes                                               656,248                         656,248
  Other                                                               167,896                         167,896
                                                                   ----------    -----------       ----------
     Total regulatory assets                                          824,144                         824,144
                                                                   ----------    -----------       ----------
Total Assets                                                       $6,908,459       $993,000       $7,901,459
                                                                   ==========    ===========       ==========

CAPITAL AND LIABILITIES
-----------------------
Capitalization:
  Common stock                                                     $  510,619    $     -           $  510,619
  Other paid-in capital, principally premium on
    common stock                                                      716,879                         716,879
  Retained earnings                                                 1,210,404                       1,210,404
                                                                   ----------    -----------       ----------
     Total common stockholders' equity                              2,437,902                       2,437,902
  Preferred stock not subject to mandatory redemption                 155,197                         155,197
  Capital Lease Obligation                                             84,801                          84,801
  Long-term debt                                                    1,721,951                       1,721,951
                                                                   ----------    -----------       ----------
     Total capitalization                                           4,399,851                       4,399,851
                                                                   ----------    -----------       ----------
Current liabilities:
  Current maturity of capital lease obligation                         28,749                          28,749
  Short-term debt                                                           -        993,000  (c)     993,000
  Accounts and wages payable                                          112,200                         112,200
  Accumulated deferred income taxes                                    35,160                          35,160
  Taxes accrued                                                       227,209                         227,209
  Other                                                               158,064                         158,064
                                                                   ----------    -----------       ----------
     Total current liabilities                                        561,382        993,000        1,554,382
                                                                   ----------    -----------       ----------

Accumulated deferred income taxes                                   1,298,879                       1,298,879
Accumulated deferred investment tax credits                           155,715                         155,715
Regulatory liability                                                  189,862                         189,862
Other deferred credits and liabilities                                302,770                         302,770
                                                                   ----------    -----------       ----------
Total Capital and Liabilities                                      $6,908,459       $993,000       $7,901,459
                                                                   ==========    ===========       ==========

See Notes to Pro forma Financial Statements

                             UNION ELECTRIC COMPANY
                             ----------------------
                         PRO FORMA STATEMENT OF INCOME
                         -----------------------------
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                     --------------------------------------
                                  (UNAUDITED)
                             (Thousands of Dollars)



                                                                                 Financing
                                                                                 Pro Forma          Pro Forma
                                                                As Reported     Adjustments          Balance

OPERATING REVENUES:
   Electric                                                      $2,189,241     $      -           $2,189,241
   Gas                                                               97,512                            97,512
   Other                                                                498                               498
                                                                 ----------     -----------        ----------
      Total operating revenues                                    2,287,251                         2,287,251

OPERATING EXPENSES:
   Operations
      Fuel and purchased power                                      508,066                           508,066
      Other                                                         464,731                           464,731
                                                                 ----------     -----------        ----------
                                                                    972,797                           972,797
   Maintenance                                                      222,521                           222,521
   Depreciation and amortization                                    246,348                           246,348
   Income taxes                                                     194,846                           194,846
   Other taxes                                                      213,483                           213,483
                                                                 ----------     -----------        ----------
      Total operating expenses                                    1,849,995                         1,849,995

OPERATING INCOME                                                    437,256                           437,256

OTHER INCOME AND DEDUCTIONS:
   Allowance for equity funds used during
      construction                                                    4,546                             4,546
   Miscellaneous, net                                                (9,882)                           (9,882)
                                                                 ----------     -----------        ----------
      Total other income and deductions, net                         (5,336)                           (5,336)

INCOME BEFORE INTEREST CHARGES                                      431,920                           431,920
AND PREFERRED DIVIDENDS

INTEREST CHARGES:
   Interest                                                         137,345          54,615   (c)     191,960
   Allowance for borrowed funds used during construction             (6,298)                           (6,298)
                                                                 ----------     -----------        ----------
      Net interest charges                                          131,047          54,615           185,662

NET INCOME                                                          300,873         (54,615)          246,258

PREFERRED STOCK DIVIDENDS                                             9,925                             9,925

NET INCOME AFTER PREFERRED STOCK DIVIDENDS                       $  290,948        $(54,615)       $  236,333
                                                                 ==========     ===========        ==========

See Notes to Pro forma Financial Statements.

                    CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                    ---------------------------------------
                            PRO FORMA BALANCE SHEET
                            -----------------------
                               SEPTEMBER 30, 1997
                               ------------------
                                  (UNAUDITED)
                             (Thousands of Dollars)


ASSETS                                                                            Financing
------                                                                            Pro Forma        Pro Forma
                                                                  As Reported    Adjustments        Balance

Property and plant, at original cost:
   Electric                                                        $2,290,092    $         -       $2,290,092
   Gas                                                                248,083                         248,083
                                                                   ----------    -----------       ----------
                                                                    2,538,175                       2,538,175
   Less accumulated depreciation and amortization                   1,116,899                       1,116,899
                                                                   ----------    -----------       ----------
                                                                    1,421,276                       1,421,276
Construction work in progress                                          58,921                          58,921
                                                                   ----------    -----------       ----------
         Total property and plant, net                              1,480,197                       1,480,197
                                                                   ----------    -----------       ----------

Other assets                                                           27,167                          27,167
                                                                   ----------    -----------       ----------

Current assets:
   Cash and cash equivalents                                            2,532        216,442  (d)     218,974
   Accounts receivable - trade                                         73,227                          73,227
   Unbilled revenue                                                    23,131                          28,131
   Materials and supplies, at average cost -
      Fossil fuel                                                      20,215                          20,215
      Gas stored underground                                           13,204                          13,204
      Other                                                            35,785                          35,785
   Other                                                               19,074                          19,074
                                                                   ----------    -----------       ----------
         Total current assets                                         187,168        216,442          403,610
                                                                   ----------    -----------       ----------

Regulatory assets                                                     127,837                         127,837
                                                                   ----------    -----------       ----------
Total Assets                                                       $1,822,369    $   216,442       $2,038,811
                                                                   ==========    ===========       ==========

CAPITAL AND LIABILITIES
-----------------------
Capitalization:
   Common stockholders equity                                      $  594,520    $         -       $  594,520
   Preferred stock                                                     80,000                          80,000
   Long-term debt                                                     570,433                         570,433
                                                                   ----------    -----------       ----------
         Total capitalization                                       1,244,953                       1,244,953
                                                                   ----------    -----------       ----------


Current liabilities:
   Short-term debt                                                     33,558        216,442  (d)     250,000
   Accounts and wages payable                                          50,627                          50,627
   Accumulated deferred income taxes                                   23,028                          23,028
   Taxes accrued                                                       10,954                          10,954
   Other                                                               53,836                          53,836
                                                                   ----------    -----------       ----------
         Total current liabilities                                    172,003        216,442          388,445
                                                                   ----------    -----------       ----------

Accumulated deferred income taxes                                     302,850                         302,850
Accumulated deferred investment tax credits                            46,384                          46,384
Regulatory liability                                                   56,179                          56,179
                                                                   ----------    -----------       ----------
Total Capital and Liabilities                                      $1,822,369    $   216,442       $2,038,811
                                                                   ==========    ===========       ==========

See Notes to Pro forma Financial Statements.

                    CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                    ---------------------------------------
                         PRO FORMA STATEMENT OF INCOME
                         -----------------------------
                    TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                    --------------------------------------
                                  (UNAUDITED)
                            (Thousands of Dollars)

                                                                                 Financing
                                                                                 Pro Forma         Pro Forma
                                                                As Reported     Adjustments         Balance
OPERATING REVENUES:
   Electric                                                        $710,061        $   -            $710,061
   Gas                                                              155,246                          155,246
                                                                -----------     -----------        ---------
      Total operating revenues                                      865,307                          865,307

OPERATING EXPENSES:
   Operations
      Fuel and purchased power                                      247,829                          247,829
      Gas costs                                                      98,942                           98,942
      Other                                                         159,014                          159,014
                                                                -----------     -----------        ---------
                                                                    505,785                          505,785
   Maintenance                                                       66,512                           66,512
   Depreciation and amortization                                     89,457                           89,457
   Income taxes                                                      37,472                           37,472
   Other taxes                                                       58,015                           58,015
                                                                -----------     -----------        ---------
      Total operating expenses                                      757,331                          757,331

OPERATING INCOME                                                    107,976                          107,976

OTHER INCOME AND DEDUCTIONS:
   Allowance for equity funds used during
      construction                                                      563                              563
   Miscellaneous, net                                                (1,339)                           (1339)
                                                                -----------     -----------        ---------
      Total other income and deductions, net                           (776)                            (776)

INCOME BEFORE INTEREST CHARGES                                      107,200                          107,200

INTEREST CHARGES:
   Interest                                                          38,319          11,904 (d)       50,223
   Allowance for borrowed funds used during construction               (717)                            (717)
                                                                -----------     -----------        ---------
      Net Interest charges                                           37,602          11,904           49,506

NET INCOME                                                           69,598         (11,904)          57,694

PREFERRED STOCK DIVIDENDS                                             3,708                            3,708
                                                                -----------     -----------        ---------

NET INCOME AFTER PREFERRED STOCK DIVIDENDS                         $ 65,890        $(11,904)        $ 53,986
                                                                ===========     ===========        =========

See Notes to Pro forma Financial Statements.

                             ELECTRIC ENERGY, INC.
                             ---------------------
                            PRO FORMA BALANCE SHEET
                            -----------------------
                              SEPTEMBER 30, 1997
                              ------------------
                                  (UNAUDITED)
                            (Thousands of Dollars)

                                                                                  Financing
ASSETS                                                                            Pro Forma       Pro Forma
------                                                            As Reported    Adjustments       Balance
Property and plant, at original cost:
   Electric                                                          $379,353        $  -           $379,353
   Less accumulated depreciation and amortization                     281,375                        281,375
                                                                  -----------    -----------      ----------
                                                                       97,978                         97,978
Construction work in progress:                                          1,708                          1,708
                                                                  -----------    -----------      ----------
         Total property and plant, net                                 99,686                         99,686
                                                                  -----------    -----------      ----------
Current assets:
   Cash and cash equivalents                                           27,602         95,000 (e)     122,602
   Accounts receivable - trade                                         19,741                         19,741
   Materials and supplies, at average cost -
      Fossil fuel                                                       6,214                          6,214
      Other                                                             4,477                          4,477
   Other                                                                3,303                          3,303
                                                                  -----------    -----------      ----------
         Total current assets                                          61,337         95,000         156,337
                                                                  -----------    -----------      ----------
Regulatory assets:
   Deferred income taxes                                                6,427                          6,427
   Other                                                                1,308                          1,308
                                                                  -----------    -----------      ----------
         Total regulatory assets                                        7,735                          7,735
                                                                  -----------    -----------      ----------
Total Assets                                                         $168,758        $95,000        $263,758
                                                                  ===========    ===========      ==========

CAPITAL AND LIABILITIES
-----------------------
Capitalization:
   Common stock                                                      $  6,200    $        -         $  6,200
   Retained earnings                                                    2,634                          2,634
                                                                  -----------    -----------      ----------
         Total common stockholders' equity                              8,834                          8,834
   Long-term debt                                                     115,556                        115,556
                                                                  -----------    -----------      ----------
         Total capitalization                                         124,390                        124,390
                                                                  -----------    -----------      ----------
Current liabilities:
   Current maturity of long-term debt                                  14,444                         14,444
   Short-term debt                                                          -         95,000 (e)      95,000
   Accounts and wages payable                                          20,698                         20,698
   Interest accrued                                                     2,830                          2,830
   Dividends payable                                                    2,716                          2,716
                                                                  -----------    -----------      ----------
         Total current liabilities                                     40,688         95,000         135,688
                                                                  -----------    -----------      ----------

Other deferred credits and liabilities                                  3,680              -           3,680
                                                                  -----------    -----------      ----------
Total Capital and Liabilities                                        $168,758        $95,000        $263,758
                                                                  ===========    ===========      ==========

See Notes to Pro forma Financial Statements.

                             ELECTRIC ENERGY, INC.
                             ---------------------
                         PRO FORMA STATEMENT OF INCOME
                         -----------------------------
                    TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                    --------------------------------------
                                  (UNAUDITED)
          (Thousands of Dollars, Except Shares and Per Share Amounts)

                                                                                Financing
                                                                                Pro Forma         Pro Forma
                                                                As Reported    Adjustments         Balance

OPERATING REVENUES:
   Electric                                                        $227,765        $  -            $227,765
   Other                                                                707                             707
                                                                -----------    -----------        ---------
      Total operating revenues                                      228,472                         228,472

OPERATING EXPENSES:
   Operations
      Fuel and purchased power                                      146,448                         146,448
      Other                                                          18,557                          18,557
                                                                -----------    -----------        ---------
                                                                    165,005                         165,005
   Maintenance                                                       16,813                          16,813
   Depreciation and amortization                                     15,440                          15,440
   Income taxes                                                       7,919                           7,919
   Other taxes                                                        1,668                           1,668
                                                                -----------    -----------        ---------
      Total operating expenses                                      206,845                         206,845

OPERATING INCOME                                                     21,627                          21,627

OTHER INCOME                                                            516                             516
                                                                -----------    -----------        ---------

INCOME BEFORE INTEREST CHARGES                                       22,143                          22,143

INTEREST CHARGES                                                      9,925          5,225   (e)     15,150
                                                                -----------    -----------        ---------

NET INCOME                                                         $ 12,218        $(5,225)        $  6,993
                                                                ===========    ===========        =========

NOTES TO PRO FORMA FINANCIAL STATEMENTS
SEPTEMBER 30, 1998


(a) Adjustment to record issuance of 15 million shares of common stock, par value $0.01, at $38.1875 per share totaling $573 million.

(b) Adjustment to record issuance of short term debt comprised of $724 million of commercial paper, $578 million lines of credit and $300 million of either commercial paper or lines of credit at 5.50% to bring Ameren short term debt up to the maximum $1,645 million requested.

(c) Adjustment to record issuance of short term debt comprised of $575 million of commercial paper and $418 million of lines of credit at 5.50% to bring Union Electric short term debt up to a maximum $1 billion requested.

(d) Adjustment to record issuance of short term debt comprised of $91 million of commercial paper and $125 million of lines of credit at 5.50% to bring Central Illinois Public Service short term debt up to a maximum $250 million requested.

(e) Adjustment to record issuance of short term debt comprised of $60 million of commercial paper and $35 million of lines of credit at 5.50% to bring Electric Energy Inc. short term debt up to a maximum $95 million requested.